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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of
                   the Securities and Exchange Act of 1934




     Date of Report (Date of earliest event reported):  January 19, 1996




                        FIRST LIBERTY FINANCIAL CORP.
           (Exact name of registrant as specified in its charter)



       GEORGIA                      1-14417                       58-1680650
(State of Incorporation)      (Commission File No.)    (IRS Employer Identification No.)




                              201 SECOND STREET
                             MACON, GEORGIA 31297
         (Address of principal executive offices, including zip code)


                                (912) 743-0911
             (Registrant's telephone number including area code)



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                           Exhibit Index on Page 3
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ITEM 5.  Other Events.

            On January 19, 1996, the Registrant issued the attached press release announcing that it had entered into a letter of intent to acquire Middle Georgia Bank in Byron, Georgia.


            Pursuant to the filing requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        FIRST LIBERTY FINANCIAL CORP.



                                        /s/ Richard A. Hills, Jr.
                                        ----------------------------------------
                                        Richard A. Hills, Jr.
                                        Executive Vice President
                                        and General Counsel


Date:  January 19, 1996





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                               INDEX OF EXHIBITS



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         EXHIBIT NO.                       DESCRIPTION                               PAGE NO.
            99                             Press Release                               4
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